SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 21, 2008

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

001-06249		34-6513657
(Commission File Number)		(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts		02114
(Address of Principal Executive Offices)		(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On April 21, 2008, Michael L. Ashner, the Chairman and Chief Executive Officer of Winthrop Realty Trust (the “Trust”) sent the letter attached hereto as Exhibit 99.1 to the shareholders of the Trust along with the Trust’s Annual Report for 2007.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

99.1           Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of April, 2008.

WINTHROP REALTY TRUST

By:	/s/ Peter Braverman
Peter Braverman
President